Exhibit 10.4

Execution Version

COLLATERAL TRUST AGREEMENT

Dated as of November 20, 2012

among

AK STEEL CORPORATION,

THE OTHER GRANTORS PARTY HERETO,

U.S. BANK NATIONAL ASSOCIATION,

as trustee under the Senior Secured Note Indenture,

and

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Agent

EXHIBIT A-	Form of Supplement to Collateral Trust Agreement
EXHIBIT B-	Form of Collateral Trust Joinder

i

This COLLATERAL TRUST AGREEMENT, dated as of November 20, 2012, by and among AK STEEL CORPORATION, a Delaware corporation (the “Company”) (the Company and the Additional Grantors being, collectively, the “Grantors”), U.S. BANK NATIONAL ASSOCIATION, as trustee under the Senior Secured Note Indenture described herein (in such capacity, together with its successors and assigns from time to time, the “Senior Indenture Trustee”), U.S. BANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors and assigns from time to time, the “Collateral Agent”) for the Secured Parties, and each Additional Authorized Representative party hereto from time to time. Capitalized terms not otherwise defined shall have the meanings set forth in Section 1 below.

WHEREAS, the Company has entered into the Senior Secured Note Indenture described in Section 1 hereof, pursuant to which the Company will issue its 8.750% Senior Secured Notes due 2018 (the “Senior Secured Notes”);

WHEREAS, the Company may, from time to time, incur and guarantee additional indebtedness permitted to be secured on an equal and ratable basis with the obligations under the Senior Secured Note Documents, which indebtedness the Company shall designate as having a security interest in the Collateral and shall be incurred under an Additional Secured Debt Facility, in each case in accordance with this Agreement and the other Secured Debt Documents;

WHEREAS, the Transaction Liens securing the obligations of the applicable Grantors in respect of any Additional Secured Debt Facility shall be granted pursuant to the Security Documents;

WHEREAS, the Collateral Agent has agreed to act as collateral agent on behalf of all Secured Parties with respect to the Collateral; and

WHEREAS, the Senior Noteholders are not willing to purchase the Senior Secured Notes, unless the Company, AK Steel Holdings Corporation (“AK Holding”), the Senior Indenture Trustee and the Collateral Agent enter into this Agreement and the other Security Documents in order to secure the payment and performance of the Secured Obligations;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.

(a) Defined Terms. All terms used in this Agreement that are defined in Article 1, 8 or 9, as the case may be, of the UCC and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9, as the case may be, of the UCC. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

“ABL Collateral” means (a) all inventory (as defined in the New York UCC), (b) all receivables (meaning, all accounts (as defined in the New York UCC) owned by the Company and all other rights, titles or interests that, in accordance with GAAP, would be included in receivables on its balance sheet (including any such account and/or rights, titles or interests that might be characterized as chattel paper, documents, instruments or general intangibles under the UCC in any jurisdiction), in each case arising from the sale, lease, exchange or other disposition of inventory, and all of the Company’s rights to any goods, services or other property related to any of the foregoing and all collateral security and supporting obligations of any kind given by any Person with respect to any of the foregoing), (c) all contracts for sale, lease, exchange or other disposition of inventory, whether or not performed and whether or not subject to termination upon a contingency or at the option of any party thereto, (d) all documents (as defined in the UCC) covering inventory, (e) each deposit account (as defined in the ABL Facility)(excluding the Concentration Account (as defined in the ABL Facility)) in which proceeds of inventory or receivables or ABL Collateral are deposited, (f) all trademarks, servicemarks, trade names and similar intangible property owned or used by the Company in its business, together with the goodwill of the business symbolized thereby and all rights relating thereto, provided that the rights of the agent under the ABL Facility, on behalf of the lenders under the ABL Facility, shall be limited to the use of such collateral to manufacture process and sell the inventory, (g) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the collateral, and (h) all other proceeds of the collateral described in the foregoing clauses (a) through (g).

“ABL Agent” shall mean the collateral agent under the ABL Facility.

“ABL Facility” shall mean the loan and security agreement dated as of April 28, 2011, among the Company, the lenders party thereto and Bank of America, N.A., as agent, together with any related documents, as such agreement may be amended, modified, supplemented, extended, renewed, refinanced or replaced or substituted from time to time.

“Actionable Default” shall have the meaning assigned to such term in the Security Agreement.

“Additional Authorized Representative” shall mean (a) any agent or trustee for, or other representative of, the lenders or holders of obligations, as applicable, under an Additional Secured Debt Facility, together with its successors and permitted assigns, or (b) an Additional Secured Party, solely to the extent that such Additional Secured Party (i) is the sole lender or other holder of obligations under a particular Additional Secured Debt Facility and (ii) is not represented by an agent, trustee or other representative.

“Additional Grantor” shall have the meaning assigned to such term in Section 5(g).

“Additional Secured Debt Documents” shall mean, collectively, with respect to any Additional Secured Debt Facility, the agreements, documents and instruments providing for or evidencing any related Additional Secured Obligations, including the definitive documentation in respect of such Additional Secured Debt Facility, the Security Documents and any intercreditor or joinder agreement among any Additional Secured Parties with respect to such Additional Secured Debt Facility (or binding upon through one or more of their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, modified or Refinanced from time to time in accordance with the terms thereof and the Senior Secured Note Indenture.

“Additional Secured Debt Facility” shall mean any credit facility, indenture or similar debt facility entered into by the Company after the date hereof, if any, pursuant to which the Company or any of its Subsidiaries will incur Additional Secured Obligations (and which has been designated as an Additional Secured Debt Facility in accordance with Section 2(b)).

“Additional Secured Obligations” shall have the meaning assigned to such term in the Security Agreement.

“Additional Secured Parties” shall mean, at any time, subject to Section 2(b), the holders of any Additional Secured Obligations at such time, including each applicable Additional Authorized Representative.

“Affiliate” shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall mean this Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“AK Holding” shall have the meaning assigned to such term in the recitals.

“Applicable Authorized Representative” shall mean (a) until the occurrence of the Non-Controlling Authorized Representative Enforcement Date, the Authorized Representative of a Class of Secured Obligations, the aggregate principal amount of which exceeds the aggregate principal amount of any other Class of Secured Obligations and (b) from and after the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Authorized Representatives” shall mean the Senior Indenture Trustee and each Additional Authorized Representative.

“Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time, and any successor statute.

“Bankruptcy Proceeding” shall mean that the Company or any Grantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or there shall be an assignment for the benefit of creditors relating to the Company or any Grantor whether or not voluntary; or any case shall be commenced by or against the Company or any Grantor under the Bankruptcy Code or any similar federal or state law for the relief of debtors, whether or not voluntary; or any proceeding shall be instituted by or against the Company or any Grantor seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, dissolution, marshaling of assets or liabilities, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency, or seeking the entry of an order for relief or the appointment of a receiver, trustee, administrator or other similar official for it or for any substantial part of its property and assets, whether or not voluntary; or any event or action analogous to or having a substantially similar effect to any of the events or actions set forth above in this definition (other than a solvent reorganization) shall occur under the law of any jurisdiction applicable to the Company or any Grantor; or the Company or any Grantor shall take any corporate, partnership, limited liability company or other similar action to authorize any of the actions set forth above in this definition.

“Business Day” shall mean any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

“Cash Collateral Account” shall have the meaning assigned to such term in the Security Agreement.

“Class”, when used in reference to (a) any Secured Obligations, refers to whether such Secured Obligations are the Senior Secured Note Obligations or the Additional Secured Obligations of any Series, (b) any Authorized Representative, refers to whether such Authorized Representative is the Senior Indenture Trustee or the Additional Authorized Representative with respect to the Additional Secured Obligations of any Series, (c) any Secured Parties, refers to whether such Secured Parties are the Senior Secured Note Secured Parties or the holders of the Additional Secured Obligations of any Series and (d) any Secured Debt Documents, refers to whether such Secured Debt Documents are the Senior Secured Note Documents or the Additional Secured Debt Documents with respect to Additional Secured Obligations of any Series.

“Collateral” shall mean all property of the Company and the Guarantors, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to the Security Documents to secure any Secured Obligations.

“Collateral Access Agreement” shall mean the collateral access agreement dated as of November 20, 2012 between Bank of America, N.A., as the ABL Agent, and the Collateral Agent, and acknowledge and agreed to by the Company and AK Steel Holdings Corporation.

“Collateral Agent” shall have the meaning assigned to such term in the introductory statement.

“Collateral Agent’s Fees” shall mean all fees, costs and expenses of the Collateral Agent (or any co-trustee or agent thereof) of the type described in Sections 5(c), 5(d), 5(e) and 5(f) of this Agreement.

“Collateral Trust Joinder” shall mean a joinder agreement substantially in the form of Exhibit B.

“Company” shall have the meaning assigned to such term in the introductory statement.

“Contingent Secured Obligation” shall mean, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is any contingent indemnification, expense reimbursement or other obligation (including any guarantee) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made.

“Controlling Secured Parties” shall mean the Secured Parties of the same Class as the Authorized Representative that is the Applicable Authorized Representative at such time.

“Distribution Dates” shall mean the dates fixed by the Collateral Agent (the first of which shall occur within 60 days after receipt of a Notice of Actionable Default that has not theretofore been withdrawn and the balance of which shall be monthly thereafter) for the distribution of all moneys held by the Collateral Agent in the Trust Account.

“Excluded Property” shall have the meaning assigned to such term in the Security Agreement.

“Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

“Grantors” shall have the meaning assigned to such term in the introductory statement.

“Lien” shall mean, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance, or any other security arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

“Major Non-Controlling Authorized Representative” shall mean the Authorized Representative of the Class of the Secured Obligations (other than the Secured Obligations of the Controlling Secured Parties) the aggregate principal amount of which exceeds the aggregate principal amount of any other class of Secured Obligations (other than the Secured Obligations of the Controlling Secured Parties).

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgaged Premises” shall mean any real property which, whether on the Closing Date or thereafter, is subject to a Mortgage (as defined in the Security Agreement).

“Non-Contingent Secured Obligation” shall mean at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

“Non-Controlling Authorized Representative” shall mean any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Collateral.

“Non-Controlling Authorized Representative Enforcement Date” shall mean the date that is 180 days (throughout which 180-day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative and not the Applicable Authorized Representative) after the occurrence of both (a) an Event of Default (under and as defined in the Senior Secured Note Documents or any Additional Secured Debt Documents) and (b) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Authorized Representative certifying that (i) such Authorized Representative is the Major Non-Controlling Authorized Representative with respect to the Collateral and that an Event of Default (as defined above in this definition) has occurred and is continuing and (ii) the Secured Obligations with respect to which such Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Senior Secured Note Documents and/or Additional Secured Debt Documents; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur (and shall be deemed not to have occurred for all purposes hereof) with respect to the Collateral (A) at any time the Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to the Collateral (or the Applicable Authorized Representative shall have instructed the Collateral Agent to do the same) or (B) at any time the Grantor that has granted a security interest in such Collateral is then a debtor under or with respect to (or otherwise subject to) any Bankruptcy Proceeding.

“Notice of Actionable Default” shall mean a direction in writing delivered to the Collateral Agent by or with the written consent of the Applicable Authorized Representative notifying the Collateral Agent of an Actionable Default under the applicable Secured Debt Documents.

“Offering Memorandum” shall mean the final offering memorandum dated as of November 14, 2012 relating to $350,000,000 aggregate principal amount of 8.750% Senior Secured Notes due 2018 of AK Steel Corporation.

“Officer’s Certificate” shall mean a certificate of the Company with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Company by the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, including:

(a) a statement that the Person making such certificate has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

(c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

“Permitted Investments” shall mean:

(i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of issuance thereof;

(ii) investments in commercial paper maturing within 270 days from the date of issuance thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(iii) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Collateral Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 and that issues (or the parent of which issues) commercial paper rated at least “Prime 1” (or the then equivalent grade) by Moody’s or “A 1” (or the then equivalent grade) by S&P;

(iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria of clause (iii) above; or

(v) investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (i) through (iv) above.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Post-Petition Interest” shall mean any interest and fees that accrue after the commencement of a Bankruptcy Proceeding of any one or more of the Grantors, whether or not such interest is allowed or allowable as a claim in any such proceeding.

“Proceeds” shall have the meaning assigned to such term in the Security Agreement.

“Refinance” shall mean, in respect of any indebtedness or other obligation, to refinance, extend, renew, defease, amend and restate, restructure, replace, refund or repay, or to issue other indebtedness or other obligation in exchange or replacement for, such indebtedness or other obligation in whole or in part. “Refinancing” shall have a correlative meaning.

“Release Conditions” shall mean the following conditions for terminating all the Transaction Liens:

(i) all Non-Contingent Secured Obligations shall have been paid in full in cash or, in respect of any Class of Secured Obligations not so paid, the applicable Secured Debt Documents authorize such release or the holders thereof have consented thereto; and

(ii) no Contingent Secured Obligation (other than contingent indemnification and expense reimbursement obligations as to which no claim shall have been asserted) shall remain outstanding.

“Required Controlling Secured Parties” shall mean the Controlling Secured Parties owed or holding more than 50% of the aggregate principal amount of indebtedness constituting Secured Obligations of all Controlling Secured Parties, at such time or such other requisite percentage or number of holders of such Secured Obligations as set forth in the applicable Secured Debt Agreement.

“Required Secured Parties” shall mean the Secured Parties of any Class owed or holding more than 50% of the aggregate principal amount of indebtedness constituting Secured Obligations of all Secured Parties of such Class at such time or such other requisite percentage or number of holders of such Secured Obligations as set forth in the applicable Secured Debt Agreement.

“Responsible Officer” of any Person shall mean the chief financial officer, principal accounting officer, treasurer or controller or any other executive officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement or any of the Secured Debt Documents.

“S&P” shall mean Standard & Poor Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc.

“Secured Debt Agreement” shall mean (i) the Senior Secured Note Indenture and (ii) each Additional Secured Debt Facility, and “Secured Debt Agreement” shall mean any one of the foregoing.

“Secured Debt Documents” shall mean, collectively, the Senior Secured Note Documents and the Additional Secured Debt Documents.

“Secured Obligations” shall have the meaning assigned to such term in the Security Agreement.

“Secured Parties” shall mean, collectively, the Senior Secured Note Secured Parties and any Additional Secured Parties.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interests or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences or indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Security Agreement” shall mean the Security Agreement, dated as of November 20, 2012, among the Company, the other Grantors and the Collateral Agent, as the same may be amended, supplemented, modified or Refinanced from time to time in accordance with the Senior Secured Note Documents and the Additional Secured Debt Documents.

“Security Documents” shall mean, collectively, this Agreement, the Security Agreement, each Collateral Trust Joinder, the Security Agreement Supplements, Collateral Proceeds Account Control Agreement (as defined in the Security Agreement), the Mortgages (as defined in the Security Agreement) and all other supplemental or additional security agreements, control agreements, mortgages or similar instruments delivered pursuant to the Secured Debt Documents pursuant to which a lien is granted securing any Secured Notes Obligations or under which rights or remedies with respect to such liens are governed (other than the Collateral Access Agreement).

“Senior Indenture Trustee” shall have the meaning assigned to such term in the recitals of the parties to this Agreement.

“Senior Noteholders” shall mean the holders from time to time of the Senior Secured Notes.

“Senior Secured Note Documents” shall mean, collectively, the Senior Secured Note Indenture, the Senior Secured Notes, the Senior Secured Note Guarantees, the Security Documents and each of the other agreements, documents and instruments providing for or evidencing any Senior Secured Note Obligation, any other document or instrument executed or delivered at any time in connection with any Senior Secured Note Obligation, including pursuant to the Security Documents, and any intercreditor or joinder agreement among holders of Senior Secured Note Obligations (or binding upon one or more of them through their representatives), to the extent such are effective at the relevant time, as each may be amended, supplemented, modified or Refinanced from time to time in accordance with this Agreement.

“Senior Secured Note Guarantees” shall mean the guaranties made by AK Holding and the Grantors in favor of the Senior Secured Note Secured Parties.

“Senior Secured Note Indenture” shall mean that certain Indenture dated as of November 20, 2012, among the Company, the guarantors party thereto, U.S. Bank National Association, as trustee, and the Collateral Agent, as the same may be amended, supplemented, modified or Refinanced from time to time in accordance with the terms thereof and the other Senior Secured Note Documents.

“Senior Secured Note Obligations” shall have the meaning assigned to such term in the Security Agreement.

“Senior Secured Note Secured Parties” shall mean the holders from time to time of the Senior Secured Note Obligations, including the Senior Indenture Trustee.

“Senior Secured Notes” shall have the meaning assigned to such term in the recitals.

“Series”, when used in reference to Additional Secured Obligations, refers to such Additional Secured Obligations as shall have been issued or incurred pursuant to the same indenture, credit agreement or similar agreement and with respect to which the same Person acts as the Additional Authorized Representative.

“Subsidiary” shall have the meaning assigned to such term in the Security Agreement.

“Transaction Liens” shall mean the Liens granted by the Grantors to the Collateral Agent under the Security Documents.

“Trust Account” shall have the meaning assigned to such term in Section 4.

“Trust Estate” shall have the meaning assigned to such term in Section 2(a).

“UCC” means the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

(b) Terms Generally. The definitions in Section 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. All references herein to any Person shall be construed to include such Person’s successors and permitted assigns. Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified from time to time or replaced in accordance with the terms of this Agreement.

SECTION 2. The Trust Estate.

(a) Declaration of Trust.

(i) To secure the payment and performance of the Secured Obligations, each of the Grantors has granted to the Collateral Agent, pursuant to the Security Agreement, and the Collateral Agent has accepted and agreed to hold, in trust thereunder and under this Agreement for the benefit of all present and future Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the Collateral for the benefit of all present and future Secured Parties, together with all of the Collateral Agent’s right, title and interest in, to and under the Security Documents and all interests, rights, powers and remedies of the Collateral Agent thereunder or in respect thereof and all cash and non-cash proceeds thereof constituting Collateral (collectively, the “Trust Estate”).

(ii) The Collateral Agent and its successors and assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all present and future Secured Parties as security for the payment of all present and future Secured Obligations; provided, however, that if at any time the Company, the Grantors and their successors or assigns, shall satisfy the applicable conditions set forth in Section 7 in connection with the release of all Collateral, then this Agreement, and the estates and rights assigned in the Security Documents, shall cease, terminate and be void; otherwise they shall remain and be in full force and effect in accordance with their respective terms; provided, further, that notwithstanding the foregoing, all provisions set forth in Sections 5(c), 5(d), 5(e) and 5(f) that are enforceable by the Collateral Agent or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

(iii) The parties to this Agreement further covenant and declare that the Trust Estate will be held and distributed by the Collateral Agent, subject to the further covenants, conditions and agreements hereinafter set forth.

(b) Additional Secured Debt Facilities.

(i) The Collateral Agent will act as collateral agent hereunder for, and perform its duties set forth in this Agreement on behalf of, each holder of Secured Obligations in respect of indebtedness that is issued or incurred after the date hereof that:

(A) holds Additional Secured Obligations that are identified as such in accordance with the procedures set forth in clause (ii) of this Section 2(b); and

(B) signs, through its designated Additional Authorized Representative identified pursuant to clause (ii) of this Section 2(b), a Collateral Trust Joinder and delivers the same to the Collateral Agent.

(ii) The Company will be permitted to incur indebtedness in respect of an Additional Secured Debt Facility and to designate as an additional holder of Secured Obligations hereunder the lenders, agents and each Additional Authorized Representative, as applicable, under such Additional Secured Debt Facility, in each case only to the extent such indebtedness is designated by the Company in accordance with the following sentence and only to the extent such incurrence is permitted under the terms of the Secured Debt Documents. The Company may only effect such designation by delivering to the Collateral Agent (with copies to the Senior Indenture Trustee and to each previously identified Additional Authorized Representative), each of the following:

(A) on or prior to the date on which such Additional Secured Debt Facility is incurred, an Officer’s Certificate stating that the Company intends to incur additional indebtedness under such Additional Secured Debt Facility, and certifying that (1) such incurrence is permitted and does not violate or result in any default under the Senior Secured Note Documents or any then existing Additional Secured Debt Documents (other than any incurrence of

Secured Obligations that would simultaneously repay all Secured Obligations of any Class under the Secured Debt Documents of such Class under which such default would arise), (2) the definitive documentation associated with such Additional Secured Debt Facility contains a written agreement of the holders of such indebtedness, for the enforceable benefit of all other holders of existing and future Secured Obligations, each existing and future Senior Indenture Trustee and each existing and future Additional Authorized Representative substantially as follows: (x) that all Secured Obligations will be and are secured equally and ratably by all Transaction Liens granted to the Collateral Agent, for the benefit of the Secured Parties, at any time granted by any Grantor to secure any Secured Obligations whether or not upon property otherwise constituting collateral to such Secured Obligations and that all Transaction Liens granted pursuant to the Security Documents will be enforceable by the Collateral Agent for the benefit of all holders of Secured Obligations equally and ratably as contemplated by this Agreement, (provided, that if provided by the terms thereof or with the consent of the holders thereof, a Series of Additional Secured Obligations may be secured by Liens (which shall be equal and ratable with the Liens securing the Secured Obligations) on assets and properties comprising less (but not more) than all of the assets and properties upon which Liens have been granted to secure the Secured Obligations) (y) that the holders of Secured Obligations in respect of such Additional Secured Debt Facility are bound by the provisions of, and will be deemed to have agreed to the terms of, this Agreement, including the provisions relating to the ranking of Transaction Liens and the order of application of proceeds from the enforcement of Transaction Liens and (z) consenting to and directing the Collateral Agent to perform its obligations under this Agreement and the other Security Documents, and (3) the Company and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intends to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations, if any, necessary to ensure that the Additional Secured Obligations in respect of such Additional Secured Debt Facility are secured by the Collateral to the extent set forth in the Security Documents and in accordance with this Agreement and the other Security Documents;

(B) a written notice specifying the name and address of the Additional Authorized Representative in respect of such Additional Secured Debt Facility for purposes of Section 9; and

(C) a copy of the executed Collateral Trust Joinder referred to in clause (i) of this Section 2(b), executed by the applicable Additional Authorized Representative (on behalf of each Additional Secured Party represented by it).

(iii) Although the Grantors shall be required to deliver a copy of each of the foregoing documents described in clauses (A) through (C) of Section 2(b)(ii) to the Senior Indenture Trustee and to each then existing

Additional Authorized Representative, the failure to so deliver a copy of any such document to the Senior Indenture Trustee and to any such Additional Authorized Representative (other than the certification described in clause (A) of Section 2(b)(ii) and the Collateral Trust Joinder referred to in clause (C) of Section 2(b)(ii), which shall in all cases be required and which shall be delivered to each of the Senior Indenture Trustee and to each then existing Additional Authorized Representative on or prior to the incurrence of indebtedness under the applicable Additional Secured Debt Facility) shall not affect the status of such Additional Secured Debt Facility as Additional Secured Obligations or Secured Obligations entitled to the benefits of this Agreement and the other Security Documents if the other requirements of this Section 2(b) are complied with.

(c) Acknowledgment of Security Interests.

(i) Each of the Senior Indenture Trustee, for itself and on behalf of each Senior Secured Note Secured Party, and each Additional Authorized Representative, for itself and on behalf of each Additional Secured Party represented by it, acknowledges and agrees that, pursuant to the Security Documents, each of the Grantors has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all such Grantor’s rights, title and interest in, to and under the Collateral to secure the payment and performance of all present and future Secured Obligations. Each of the Senior Indenture Trustee, for itself and on behalf of each Senior Secured Note Secured Party, and each Additional Authorized Representative, for itself and on behalf of each Additional Secured Party represented by it, acknowledges and agrees that, pursuant to the Security Documents, the aforementioned security interest granted to the Collateral Agent, for the benefit of the Secured Parties, shall (subject to Section 7(a)(v)) for all purposes and at all times secure the Senior Secured Note Obligations and the Additional Secured Obligations (if any) on an equal and ratable basis.

(ii) The Collateral Agent and its successors and assigns under this Agreement will act for the benefit solely and exclusively of all present and future Secured Parties and will hold the Collateral and the Transaction Liens thereon as security for the payment and performance of all present and future Secured Obligations, in each case, under terms and conditions of this Agreement and the other Security Documents; provided that the Collateral Agent shall be under no obligation to hold any Collateral or Proceeds constituting tangible personal property.

SECTION 3. Actionable Default; Remedies; Administration of Trust Property.

(a) Notice of Default; Written Instructions.

(i) Upon receipt of a Notice of Actionable Default, the Collateral Agent shall, within five Business Days thereafter, notify the Senior Indenture Trustee and each Additional Authorized Representative (if any) of such receipt.

(ii) Upon receipt of any written directions pursuant to Section 3(h)(i), the Collateral Agent shall, within five Business Days thereafter, send a copy thereof to the Senior Indenture Trustee and each Additional Authorized Representative (if any).

(b) Remedies.

(i) Upon the receipt of a Notice of Actionable Default and so long as such Notice of Actionable Default shall not have been withdrawn in a writing by the Applicable Authorized Representative delivered to the Collateral Agent and, in the case of Collateral securing Permitted Liens (as defined in the Security Agreement), subject to applicable law and the terms of the agreements governing such Permitted Liens, the Collateral Agent may exercise the rights and remedies provided in this Agreement and the other Security Documents.

(ii) To the extent permitted by applicable law, the Grantors hereby waive presentment, demand, protest or any notice of any kind in connection with this Agreement, any Collateral or any Security Document.

(c) Administration of Trust Property.

(i) Each Secured Party (acting through the Senior Indenture Trustee or its applicable Additional Authorized Representative, as applicable) hereby appoints the Collateral Agent to serve as collateral trustee and agent hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Agent will serve as collateral trustee and agent hereunder, for the benefit solely and exclusively of the present and future Secured Parties, and will:

(A) accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Transaction Liens created thereunder, perform its obligations under the Security Documents and exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents and otherwise permitted under applicable law;

(B) take all lawful and commercially reasonable actions permitted under the Security Documents and otherwise permitted under applicable law reasonably requested by the Applicable Authorized Representative to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(C) deliver and receive notices pursuant to the Security Documents;

(D) exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and otherwise permitted under applicable law;

(E) remit as provided in Section 4(d) all cash proceeds received by the Collateral Agent from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(F) execute and deliver amendments to this Agreement and the Security Documents as from time to time authorized pursuant to Section 8 accompanied by an Officer’s Certificate to the effect that the amendment was permitted under Section 8; and

(G) release or subordinate any Transaction Lien granted to it by any Security Document upon any Collateral if and as required by Section 7.

(ii) Each Secured Party (acting through the Senior Indenture Trustee or its applicable Additional Authorized Representative, as applicable) acknowledges and consents to the undertaking of the Collateral Agent set forth in Section 3(c)(i) and agrees to each of the other provisions of this Agreement applicable to the Collateral Agent.

(iii) Each Secured Party (acting through the Senior Indenture Trustee or its applicable Additional Authorized Representative, as applicable) acknowledges and agrees that the payment and satisfaction of all of the Secured Obligations will be secured equally and ratably by the Transaction Liens established in favor of the Collateral Agent for the benefit of the Secured Parties.

(d) Power of Attorney. The Grantors hereby irrevocably constitute and appoint the Collateral Agent and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full power and authority in the name of the Company and the other Grantors or in its own name, from time to time upon the occurrence and during the continuance of an Actionable Default, for the purpose of carrying out the terms of this Agreement and the Security Documents, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right on behalf of the Grantors, upon the occurrence and during the continuance of an Actionable Default, without notice to or assent by any Grantor to do the following:

(i) to ask for, demand, sue for, collect, receive, recover, compromise and give acquittance and receipts for any and all moneys due or to become due upon or by virtue hereof and thereof,

(ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Collateral Agent in connection herewith and therewith,

(iii) to commence, file, institute, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect hereto and thereto or in connection herewith and therewith,

(iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

(v) to do, at its option and at the expense and for the account of the Grantors, at any time or from time to time, all acts and things that the Collateral Agent deems necessary to protect or preserve the Collateral or the Trust Estate and to realize upon the Collateral.

(e) Right to Initiate Judicial Proceedings, Etc. Upon the receipt of a Notice of Actionable Default and so long as such Actionable Default is continuing and such Notice of Actionable Default shall not have been withdrawn:

(i) the Collateral Agent shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document to the fullest extent permitted by applicable law, and

(ii) the Collateral Agent may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Trust Estate under the judgment or decree of a court of competent jurisdiction to the fullest extent permitted by applicable law.

(f) Appointment of a Receiver. If a receiver of the Trust Estate shall be appointed in judicial proceedings, the Collateral Agent may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Agent shall be entitled to retain possession and control of all cash held by or deposited with it or its agents pursuant to any provision of this Agreement or any Security Document.

(g) Exercise of Powers. All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of any Security Document as though set forth at length therein and all the powers, remedies and rights of the Collateral Agent and the Secured Parties as set forth in any Security Document may be exercised from time to time as herein and therein provided.

(h) Control by Secured Parties.

(i) Subject to Section 3(h)(ii), if an Actionable Default shall have occurred and be continuing and if the Collateral Agent shall have received a Notice of Actionable Default with respect thereto, the Applicable Authorized Representative shall have the right, by an instrument in writing executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Agent, or of exercising any trust or power conferred on the Collateral Agent, or for the appointment of a receiver, or for the taking of any action authorized by

Section 3. It is understood and agreed that the Applicable Authorized Representative shall deliver any written instruction that is contemplated to be delivered, and shall take or refrain from taking any action that is contemplated to be taken, by the Applicable Authorized Representative to the Collateral Agent hereunder upon receipt of approval of such instruction from the Required Controlling Secured Parties (to the extent required by the terms of the applicable Secured Debt Documents).

(ii) The Collateral Agent shall not follow any written directions received pursuant to Section 3(h)(i) to the extent such written directions are known by the Collateral Agent to be in conflict with any provisions of law or if the Collateral Agent shall have received from independent counsel an unqualified opinion to the effect that following such written directions would result in a breach of a provision or covenant contained in the Senior Secured Note Indenture or any Additional Secured Debt Facility or impose individual liability on the Collateral Agent.

(iii) Nothing in this Section 3(h) shall impair the right of the Collateral Agent in its discretion to take or omit to take any action deemed proper by the Collateral Agent and which action or omission is not inconsistent with the direction of the Secured Parties entitled to direct the Collateral Agent pursuant to this Section 3(h); provided, however, that the Collateral Agent shall not be under any obligation to take any action that is discretionary with the Collateral Agent under the provisions of this Agreement or under any Security Document.

(i) Remedies Not Exclusive.

(i) No remedy conferred upon or reserved to the Collateral Agent in this Agreement or in any Security Document is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred in this Agreement or in any Security Document or now or hereafter existing at law or in equity or by statute.

(ii) No delay or omission of the Collateral Agent to exercise any right, remedy or power accruing upon any Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Actionable Default or an acquiescence therein; and every right, power and remedy given by this Agreement or any Security Document to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

(iii) In case the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Grantors, the Collateral Agent and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights, under this Agreement and under such Security Document with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

(iv) All rights of action and rights to assert claims upon or under this Agreement and the Security Documents may be enforced by the Collateral Agent without the possession of any Secured Debt Document or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Agent shall be brought in its name as Collateral Agent and any recovery of judgment shall be held as part of the Trust Estate.

(j) Waiver of Certain Rights. The Grantors, to the extent they may lawfully do so, on behalf of themselves and all who may claim through or under them, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, expressly waive and release any, every and all rights to demand or to have any marshaling of the Trust Estate upon any sale, whether made under any power of sale herein granted or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all the Trust Estate may at any such sale be offered and sold as an entirety.

(k) Limitation on Collateral Agent’s Duties in Respect of Collateral. Beyond its duties set forth in this Agreement and the Security Documents as to the custody thereof and the accounting to the Grantors and the Secured Parties for moneys received by it hereunder, and except as otherwise required by applicable law or expressly required by any Secured Debt Document to which the Collateral Agent is a party, the Collateral Agent shall not have any duty to the Grantors and the Secured Parties as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent, however, that the Collateral Agent or any agent or nominee thereof maintains possession or control of any of the Collateral, the Collateral Agent shall, and shall instruct such agent or nominee to, grant the Grantors access to and use of such Collateral that the Grantors may require for the conduct of their business; provided, that such rights may be limited as provided in this Agreement and the other Security Documents after the Collateral Agent shall have received a Notice of Actionable Default.

(l) Limitation by Law. All rights, remedies and powers provided by this Section 3 may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Section 3 are intended to be subject to all applicable mandatory provisions of law that may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

(m) Absolute Rights of Secured Parties. Notwithstanding any other provision of this Agreement (other than Section 3(b)) or any provision of any Security Document, the right of each Secured Party, which is absolute and unconditional, to receive payments of the Secured Obligations held by such Secured Party on or after the due date thereof as therein expressed, to seek adequate protection in respect of its interest in this Agreement and the Collateral, to institute suit for the enforcement of such payment on or after such due date, or to assert its position and views as a secured creditor in a

Bankruptcy Proceeding, or the obligation of the Grantors, which is also absolute and unconditional, to pay in full and otherwise perform all Secured Obligations at the time and place expressed therein shall not be impaired or affected without the consent of such Secured Party.

(n) Access Rights of ABL Agent. In no case shall the provisions of this Section 3 interfere with the access rights of the ABL Agent contemplated under the Collateral Access Agreement.

SECTION 4. Trust Account; Application of Moneys. (a) The Trust Account. On the date hereof there shall be established and, at all times thereafter until the trusts created by this Agreement shall have terminated, there shall be maintained with the Collateral Agent an account that shall be entitled the “AK Steel Collateral Trust” (the “Trust Account”). The Trust Account shall be established and maintained by the Collateral Agent at its designated corporate trust offices. All moneys that are received by the Collateral Agent after the occurrence of an Actionable Default in connection with any collection, sale, foreclosure or other realization upon any Collateral shall be deposited in the Trust Account and thereafter shall be held and applied by the Collateral Agent in accordance with the terms of this Agreement. To the extent necessary, appropriate or desirable, the Collateral Agent from time to time may establish sub-accounts as part of the Trust Account for the purpose of better identifying and maintaining proceeds of Collateral, all of which sub-accounts shall be treated as and be deemed equivalent to, the Trust Account for all purposes hereof.

(b) Control of Trust Account. All right, title and interest in and to the Trust Account shall vest in the Collateral Agent, and funds on deposit in the Trust Account shall constitute part of the Trust Estate. The Trust Account shall be subject to the exclusive dominion and control of the Collateral Agent.

(c) Investment of Funds Deposited in Trust Account. At the written direction of the Applicable Authorized Representative, the Collateral Agent shall invest and reinvest moneys on deposit in the Trust Account at any time in money market funds investing in Permitted Investments (with the particular fund to be specified in writing by the Applicable Authorized Representative). All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale thereof shall be held in the Trust Account, as applicable, as part of the Trust Estate. In the absence of the written investment direction of the Applicable Authorized Representative, all moneys on deposit in the Trust Account shall be invested in the First American Government Obligations Fund and the Collateral Agent shall have no obligation for interest thereon.

(d) Application of Moneys in Trust Account. Subject to Section 4(e) all moneys or other property held by the Collateral Agent in the Trust Account shall, to the extent available for distribution, be distributed (or deposited in a separate account for the benefit of the Senior Indenture Trustee and the Additional Authorized Representative pursuant to Section 4(e)) by the Collateral Agent as follows:

First: To the Collateral Agent in an amount equal to the sum of (x) Collateral Agent’s Fees that are unpaid as of the relevant Distribution Date and to any Secured Party that has theretofore advanced or paid any such Collateral Agent’s Fees in an amount equal to the amount thereof so advanced or paid by such Secured Party prior to such Distribution Date and (y) any costs and expenses due to the Collateral Agent in connection with the foreclosure or realization of such Collateral;

Second: To the Senior Indenture Trustee and each Additional Authorized Representative (if any), equally and ratably (in the same proportion that such unpaid Secured Obligations of the Senior Indenture Trustee or such Additional Authorized Representative, as applicable, bear to all unpaid Secured Obligations on the relevant Distribution Date) for application to the payment in full of all outstanding Secured Obligations (other than Secured Obligations paid pursuant to clause first above and Contingent Secured Obligations) that are then due and payable to the Secured Parties (which shall then be applied or held by the Senior Indenture Trustee and each such Additional Authorized Representative in such order as may be provided in the applicable Secured Debt Documents); and

Third: Any surplus then remaining shall be paid to the Company or the respective Grantor that pledged such Collateral, its successors or assigns, or as a court of competent jurisdiction may direct.

In connection with the application of proceeds pursuant to this Section 4(d), except as otherwise directed in writing by the Applicable Authorized Representative, the Collateral Agent may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(e) Application of Moneys Distributable to Secured Parties. If at any time any moneys collected or received by the Collateral Agent pursuant to this Agreement or any Security Document are distributable pursuant to Section 4(d) to the Senior Indenture Trustee or any Additional Authorized Representatives, and if the Senior Indenture Trustee or such Additional Authorized Representative shall notify the Collateral Agent that no provision is made under the applicable Senior Secured Note Documents or Additional Secured Debt Documents, as applicable, (i) for the application by the Senior Indenture Trustee or such Additional Authorized Representative, as applicable, of such amounts so distributable (whether by virtue of the Senior Secured Note Obligations or the applicable Additional Secured Obligations not having become due and payable or otherwise) or (ii) for the receipt and the holding by the Senior Indenture Trustee or such Additional Authorized Representative, as applicable, of such amounts pending the application thereof, then the Collateral Agent shall invest, at the written direction of the Senior Indenture Trustee or such Additional Authorized Representative, all such amounts applicable to the Senior Secured Note Obligations or the Additional Secured Obligations in obligations of the kinds referred to in Section 4(c) (with the particular investment specified in writing by the Senior Indenture Trustee or such Additional Authorized Representative), or in the absence of such direction invest such amounts in the First American Government Obligations Fund as provided in Section 4(c), and shall hold all such amounts so distributable, and all such investments and the proceeds thereof, in trust solely for the Senior Indenture Trustee and/or such Additional Authorized Representative and for no other purpose until such time as the Senior Indenture Trustee or such Additional Authorized Representative shall request the delivery thereof by the Collateral Agent to the Senior Indenture Trustee or such Additional Authorized Representative, as applicable, for application by it pursuant to the Senior Secured Note Documents or the Additional Secured Debt Documents, as applicable.

This Section 4 is intended for the benefit of, and will be enforceable as a third-party beneficiary by, each present and future holder of Secured Obligations, each present and future Senior Indenture Trustee, each present and future Additional Authorized Representative and the Collateral Agent as a Secured Party.

SECTION 5. Agreements with the Collateral Agent. (a) Delivery of Secured Debt Documents. Concurrently with the execution of this Agreement on the date hereof, the Company will deliver to the Collateral Agent a true and complete copy of each of the Secured Debt Documents then in effect. The Company agrees that, promptly upon the execution thereof, the Company will deliver to the Collateral Agent a true and complete copy of (i) any and all amendments, modifications or supplements to any Secured Debt Document and (ii) any Secured Debt Documents, entered into subsequent to the date hereof. Unless and until five (5) Business Days after the Collateral Agent actually receives such copies it shall not be deemed to have knowledge of them.

(b) Information as to Secured Parties. The Company agrees that it shall deliver to the Collateral Agent from time to time upon the reasonable request of the Collateral Agent a list setting forth, by each Secured Debt Document then in effect:

(i) the aggregate amount outstanding thereunder, and

(ii) the interest rates then in effect thereunder.

The applicable Authorized Representative (and in the case of clause (C), the Company) will deliver to the Collateral Agent upon the reasonable request of the Collateral Agent:

(A) in the case of the Senior Indenture Trustee, the names of the Senior Noteholders holding Senior Secured Notes outstanding under the Senior Secured Note Indenture and the unpaid principal amount owing to each such Senior Noteholder;

(B) in the case of any Additional Authorized Representative, the names of the Additional Secured Parties holding obligations outstanding under such Additional Secured Debt Facility and the unpaid principal amount owing to each such Secured Party; and

(C) to the extent known to the Company, the names of such other Secured Parties under any other Series of Secured Obligations and the unpaid aggregate amounts owing to each such Secured Party.

Each Authorized Representative (and the Company in respect of any Grantor) will furnish to the Collateral Agent within 30 days after the date hereof, and periodically if notice addresses and/or addresses change, a list setting forth the name and address of each party to whom notices must be sent under the Secured Debt Documents. At all times the Collateral Agent may assume without inquiry that the most recent list it has received remains current.

(c) Compensation and Expenses. The Grantors, jointly and severally, agree to pay to the Collateral Agent, from time to time following receipt of an invoice therefor:

(i) such compensation as shall have been previously agreed in writing (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust) for its services hereunder and under the Security Documents and for administering the Trust Estate; and

(ii) all of the reasonable and documented fees, costs and expenses of the Collateral Agent (including, without limitation, the reasonable and documented fees, expenses and disbursements of one counsel and no more than one counsel in each jurisdiction where Collateral is located) (A) arising in connection with the negotiation, preparation, execution, delivery, modification and termination of, or consent or waiver to, this Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof, or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection or defense of the Collateral Agent’s rights under this Agreement and in and to the Collateral and the Trust Estate, and all reasonable and documented costs and expenses incurred by the Collateral Agent and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Agent’s Transaction Liens on the Collateral.

The obligations of the Grantors under this Section 5(c) shall survive the termination of the other provisions of this Agreement.

(d) Stamp and Other Similar Taxes. The Grantors, jointly and severally, agree to indemnify and hold harmless the Collateral Agent and each Secured Party (and their respective agents) from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto that may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Security Document, the Trust Estate or any Collateral. The obligations of the Grantors under this Section 5(d) shall survive the termination of the other provisions of this Agreement.

(e) Filing Fees, Excise Taxes, etc. The Grantors, jointly and severally, agree to pay or to reimburse the Collateral Agent and its agents for any and all amounts in respect of all search, filing, recording and registration fees, excise taxes and other similar imposts that are payable in respect of the execution, delivery, performance and enforcement of this Agreement and each Security Document. The obligations of the Grantors under this Section 5(e) shall survive the termination of the other provisions of this Agreement.

(f) Indemnification. The Grantors, jointly and severally, agree to pay, indemnify, and hold the Collateral Agent and its officers, directors, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Security Documents (including, but not limited to, actions by the Collateral Agent to enforce its rights with respect to the Collateral), unless arising from the gross negligence or willful misconduct (in either case, as determined by a final judgment of a court of competent jurisdiction) of the Collateral Agent or such of the agents as are seeking indemnification. The foregoing indemnities in this Section 5(f) shall survive the resignation or removal of the Collateral Agent or the termination of this Agreement.

(g) Further Assurances; Notation on Financial Statements.

(i) At any time and from time to time, upon the written request of the Collateral Agent, and, at the sole expense of the Grantors, the Grantors will promptly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent reasonably deems necessary or desirable in obtaining the full benefits of this Agreement, the Security Documents and the other Secured Debt Documents and of the rights and powers herein and therein granted. To the extent required by law, the Grantors shall, in all of their financial statements, indicate by footnote or otherwise that the Secured Obligations are secured pursuant to this Agreement and the Security Documents.

(ii) Pursuant to the Secured Debt Agreements, from time to time, additional direct or indirect subsidiaries of the Company are required to become parties to the Security Agreement. In connection with any such subsidiary becoming party to the Security Agreement, such subsidiary (an “Additional Grantor”) shall execute (i) a Supplement to Collateral Trust Agreement in the form of Exhibit A hereto and upon such execution shall become a Grantor hereunder with all applicable rights and responsibilities and (ii) a Security Agreement Supplement (as defined in the Security Agreement).

SECTION 6. The Collateral Agent.

(a) Acceptance of Trust; Powers of the Collateral Agent.

(i) The Collateral Agent, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Section 6.

(ii) The Collateral Agent is authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interests, rights, powers and remedies under this Agreement and the Security Documents and applicable law and in equity and to act as set forth in this Agreement or as requested in any lawful directions given to it from time to time in respect of any matter by a written notice of the Applicable Authorized Representative.

(iii) None of the Senior Indenture Trustee or any Additional Authorized Representative or any other holder of Secured Obligations will have any liability whatsoever for any act or omission of the Collateral Agent.

(iv) The Collateral Agent will accept, hold, administer and enforce all Transaction Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Agent and all other property of the Trust Estates solely and exclusively for the benefit of all present and future holders of Secured Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 4(d).

(v) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

(b) Exculpatory Provisions.

(i) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties of any other Person contained in this Agreement or in any Security Document, all of which are made solely by the Grantors. The Collateral Agent makes no representations (whether on the date hereof or at any time thereafter) as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Grantors thereto or as to the security afforded by any Security Document or this Agreement, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, any Security Document or the Secured Obligations secured hereby and thereby, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that in the event the Collateral Agent enters into possession of a part or all of the Trust Estate, the Collateral Agent shall preserve the part in its possession.

(ii) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Grantors of any of the covenants or agreements contained in this Agreement, any Security Document or in any other Secured Debt Document. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Secured Obligations then held by a Secured Party, the Collateral Agent may conclusively rely on a certificate of such Secured Party or its representative (including the Senior Indenture Trustee or any applicable Additional Authorized Representative) as to such amount, and if any such Secured Party or representative shall not give such information to the Collateral Agent, such Secured Party shall not be entitled to receive distributions hereunder (in which case such distributions shall be held in trust for such Secured Party) until it has given such information to the Collateral Agent.

(iii) The Collateral Agent shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement or any Security Document except for its own gross negligence or willful misconduct.

(iv) The Collateral Agent shall have no responsibility for the preparation, filing or recording of any instrument, document or financing statement or continuation statement or for the maintenance of any security interest or Lien intended to be perfected thereby.

(c) Delegation of Duties. The Collateral Agent may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, which may include officers and employees of the Grantors. The Collateral Agent shall be entitled to advice of counsel of its selection, at the expense of the Grantors, concerning all matters pertaining to such trusts, powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

(d) Reliance by Collateral Agent.

(i) Whenever in the administration of the trusts of this Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action hereunder by the Collateral Agent, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively provided or established by a certificate of a Responsible Officer of any Grantor delivered to the Collateral Agent, and such certificate shall be full warranty to the Collateral Agent for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 6(e).

(ii) The Collateral Agent may consult with counsel of its selection, and any opinion of such counsel who is not an employee of the Collateral Agent shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

(iii) The Collateral Agent may conclusively rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of electronic mail, fax, cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement or any Security Document. Without limitation to the foregoing, the Collateral Agent may conclusively rely as provided in this Section 6(d) on any Officer’s Certificate provided by the Company pursuant to Section 2(b) hereof, and may deem such information correct until such time as it receives any written modification of any such certificate from the Company in respect thereof.

(iv) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this

Agreement at the request or direction of the Applicable Authorized Representative pursuant to this Agreement or any Security Document, unless the Collateral Agent shall have been provided adequate security and indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Agent.

(e) Limitations on Duties of Collateral Agent.

(i) The Collateral Agent shall be obliged to perform such duties and only such duties as are specifically set forth in this Agreement or in any Security Document, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Collateral Agent and the Collateral Agent shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Applicable Authorized Representative pursuant to Section 3(h).

(ii) Except as herein otherwise expressly provided, the Collateral Agent shall not be under any obligation to take any action that is discretionary with the Collateral Agent under the provisions hereof or any Security Document except upon the written request of the Applicable Authorized Representative pursuant to Section 3(h). The Collateral Agent shall make available for inspection and copying by the Senior Indenture Trustee and each Additional Authorized Representative, each certificate or other paper furnished to the Collateral Agent by the Company under or in respect of this Agreement, any Security Document or any of the Trust Estate.

(iii) Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement of approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall, except as otherwise expressly provided in this Agreement, be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as directed by the Secured Parties. This provision is intended solely for the benefit of the Collateral Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

(f) Moneys to Be Held in Trust. All moneys received by the Collateral Agent under or pursuant to any provision of this Agreement or any Security Document shall be held in trust for the purposes for which they were paid or are held.

(g) Resignation and Removal of the Collateral Agent.

(i) The Collateral Agent may at any time, by giving 30 days’ prior written notice to the Company, the Senior Indenture Trustee and each

Additional Authorized Representative (if any), resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the earlier of: (A) 30 days from the date of such notice and (B) the appointment of a successor trustee or trustees by the Company, the acceptance of such appointment by such successor trustee or trustees, and the approval of such successor trustee or trustees by each Authorized Representative; provided that no resignation shall become effective unless and until a successor trustee has been appointed as provided herein. The Collateral Agent may be removed at any time and a successor trustee or trustees appointed by each of the Authorized Representatives; provided that the Collateral Agent shall be paid its fees and expenses to the date of removal. Any successor Collateral Agent appointed pursuant to this Section 6(g) shall be (x) a commercial bank or other financial institution or trust company organized under the laws of the United States of America or any state thereof having (1) a combined capital and surplus of at least $250,000,000 and (2) a rating of its long-term senior unsecured indebtedness of “A-2” or better by Moody’s or “A” or better by S&P or (y) any other Person that is acceptable to the Company and the Required Secured Parties of each Class of Secured Obligations. If no successor trustee or trustees shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or removal, the Collateral Agent, the Senior Indenture Trustee, any Additional Authorized Representative or any other Secured Party may, apply to any court of competent jurisdiction, at the expense of the Company, to appoint a successor trustee or trustees (which may be an individual or individuals) to act until such time, if any, as a successor trustee or trustees shall have been appointed as above provided. Any successor trustee or trustees so appointed by such court shall immediately and without further act be superseded by any successor trustee or trustees appointed by the Authorized Representatives as above provided.

(ii) If at any time the Collateral Agent shall resign or be removed or otherwise become incapable of acting, or if at any time, a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor trustee or trustees may be appointed by the Authorized Representatives, and the powers, duties, authority and title of the predecessor trustee or trustees terminated and canceled without procuring the resignation of such predecessor trustee or trustees, and without any other formality (except as may be required by applicable law) than appointment and designation of a successor trustee or trustees in writing, duly acknowledged, delivered to the predecessor trustee or trustees and Company, and filed for record in each public office, if any, in which this Agreement is required to be filed.

(iii) The appointment and designation referred to in Section 6(g)(ii) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor trustee or trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record the successor trustee or trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Applicable Authorized Representative, the Company or the successor trustee or trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all Securities and moneys held by it to such successor trustee or trustees. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor trustee or trustees for more fully and certainly vesting in such successor trustee or trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee or trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee or trustees, be executed, acknowledged and delivered by such Grantor.

(iv) Any required filing for record of the instrument appointing a successor trustee or trustees as hereinabove provided shall be at the sole expense of the Grantors. The resignation of any trustee or trustees and the instrument or instruments removing any trustee or trustees, together with all other instruments, deeds and conveyances provided for in this Section 6 shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Grantors, wherever this Agreement is recorded, registered and filed.

(h) Merger of the Collateral Agent. Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, or any corporation to which the Collateral Agent shall transfer all or substantially all of its corporate trust business (including the administration of this trust) shall be Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

(i) Co-Trustee, Separate Trustee.

(i) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Collateral Agent shall be advised by counsel, satisfactory to it, that it is so necessary or advisable in the interest of the Secured Parties, or the Applicable Authorized Representative shall in writing so request the Collateral Agent and the Grantors, or the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder, the Collateral Agent and the Grantors shall, at the reasonable request of the Collateral Agent, execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Agent and the Grantors, either to act as co-trustee or co-trustees of all or any of the Collateral, jointly with the Collateral Agent originally named herein or any successor or successors, or to act as separate trustee or trustees of any such property. In the event the Grantors shall not have joined in the execution of such instruments and agreements within 30 days after the receipt of a written request from the Collateral Agent so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Agent may act under the foregoing provisions of this Section 6(i) without the concurrence of the Grantors, and the Grantors hereby appoint the Collateral Agent as its agent and attorney to act for it under the foregoing provisions of this Section 6(i) in either of such contingencies.

(ii) Every separate trustee and every co-trustee, other than any trustee that may be appointed as successor to the Collateral Agent, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

(A) all rights, powers, duties and obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or Securities shall be exercised solely by the Collateral Agent, or its successors as trustee hereunder;

(B) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

(C) no power given hereby to, or that it is provided hereby may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees, shall be exercised hereunder by such co-trustee or co-trustees or separate trustee or separate trustees, except jointly with, or with the consent in writing of, the Collateral Agent, anything herein contained to the contrary notwithstanding;

(D) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(E) the Grantors and the Collateral Agent, at any time by an instrument in writing, executed by them, may accept the resignation of or remove any such separate trustee or co-trustee, and in that case, by an instrument in writing executed by the Grantors and the Collateral Agent jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantors shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Collateral Agent so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Agent shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Grantors, the Grantors hereby appointing the Collateral Agent its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Collateral Agent shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee, the successor to any such separate trustee or co-trustee to be appointed by the Grantors and the Collateral Agent, or by the Collateral Agent alone, as provided in this Section 6(i).

SECTION 7. Conditions to Release of Collateral; Release Procedure.

(a) The Collateral Agent’s Transaction Liens upon the Collateral will be automatically released or subordinated under the following circumstances:

(i) The Transaction Liens granted by a future Subsidiary Guarantor shall terminate when its Senior Secured Note Guaranty is released pursuant to the terms thereof.

(ii) Subject to Section 7(b), the Transaction Liens granted by all Grantors shall terminate when the Release Conditions are satisfied; provided that the Company shall have delivered an Officer’s Certificate to the Collateral Agent certifying that the Release Conditions have been met and that such release of the Collateral is permitted under, and does not violate the terms of, any Secured Debt Document.

(iii) the Transaction Liens securing any Class of Secured Obligations shall terminate solely in respect of such Class of Secured Obligations in accordance with the terms of the applicable Secured Debt Documents for such Class of Secured Obligations;

(iv) As to any Collateral that is sold, leased, exchanged, assigned, transferred or otherwise disposed of by any Grantor to a Person that is not (either before or after such sale, transfer or disposition) another Grantor in a transaction or other circumstance that is permitted by all of the Secured Debt Documents, the Transaction Lien as to such Collateral shall be released automatically at the time of such sale, lease, exchange, assignment, transfer or other disposition to the extent of the interest sold, leased, exchanged, assigned, transferred or otherwise disposed of; provided that, to the extent provided in the Security Documents, the Collateral Agent’s Transaction Liens will attach to the Proceeds received in respect of any such sale, transfer or other disposition, subject to the priorities set forth in Section 4(d); provided, further that the Proceeds of any Collateral shall be deposited in the Cash Collateral Account to the extent required by the applicable Secured Debt Documents;

(v) At any time before the Release Conditions are satisfied, the Collateral Agent shall, at the written request of the Company, release any or all of the Collateral (A) (1) with respect to any Class of Secured Obligations, if consent to the release of such Transaction Liens of the Collateral Agent on such Collateral has been given by, as applicable, the requisite percentage or number of Senior Noteholders (or the Senior Indenture Trustee, on behalf of such Senior Noteholders) or the requisite percentage or number of holders of indebtedness in respect of each other Series of Additional Secured Obligations (or the Additional Authorized Representative on behalf of such holders) as permitted by, and in accordance with, the applicable Secured Debt Documents and (2) if the Company shall have delivered an Officer’s Certificate to the Collateral Agent certifying that the conditions described in this clause (iv)(A) have been met; or (B) if any Collateral becomes Excluded Property;

(vi) If any part of the Collateral is subject to any Permitted Lien (as defined in the Security Agreement) that is senior to the Liens securing the Collateral as a matter of law, the Collateral Agent will execute any document reasonably requested in writing by the Company to evidence such subordination; and

(vii) If any part of the Collateral is secured by a Lien securing Indebtedness incurred pursuant to clause (5) of Section 4.06(a) of the Senior Secured Note Indenture and the equivalent provision of any Additional Secured Debt Facility, and the terms of such Indebtedness (or of the Lien securing such Indebtedness) prohibit the existence of a junior Lien on the applicable property, the Collateral Agent will release the Lien on such Collateral and execute any document reasonably requested in writing by the Company to evidence such release; provided that immediately upon the ineffectiveness, lapse or termination of any such restriction, the relevant Grantor shall take all necessary actions to secure the Collateral subject to such Lien in the same manner upon which it was secured prior to the imposition of such Lien.

(b) The Transaction Liens on the Collateral shall not be released pursuant to Section 7(a)(ii) unless and until all fees and other amounts owing to the Collateral Agent under this Agreement and the other Security Documents (other than any indemnification obligations for which no known claim or demand for payment, whether oral or written, has been made) shall have been paid in full.

(c) Upon the release of the Collateral, or any portion thereof, in each case in accordance with the provisions hereof, all right, title and interest of the Collateral Agent in, to and under the Trust Estate in respect of the Collateral or portion thereof so released, and the Security Documents in respect of such Collateral, shall terminate and shall revert to the respective Grantors, their successors and assigns, and the estate, right, title and interest of the Collateral Agent therein shall thereupon cease, determine and become void; and in such case, upon the written request of the respective Grantors, their successors or assigns, and at the cost and expense of the Grantors, their successors or assigns, the Collateral Agent shall execute in respect of the Collateral so released, a satisfaction of the Security Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Security Documents and the security interests and assignments granted thereunder and shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to the Grantors, in respect of the Collateral so released, all property, including all moneys, instruments and Securities (if any), of the Grantors then held by the Collateral Agent. The cancellation and satisfaction of the Security Documents shall be without prejudice to the rights of the Collateral Agent or any successor trustee to charge and be reimbursed for any expenditures that it may thereafter incur in connection therewith.

SECTION 8. Amendments, Supplements and Waivers. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Subject to Section 8(d), neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except pursuant to an agreement or agreements in writing entered into by the Senior Indenture Trustee, any Additional Authorized Representative and the Collateral Agent, in each case, upon an affirmative vote of the Required Secured Parties of the relevant Class to the extent required by the terms of the applicable Secured Debt Documents; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Company’s prior written consent; provided, further that in connection with any Refinancing of Secured Obligations of any Class, or the incurrence of Additional Secured Obligations in compliance with Section 2(b), the Collateral Agent and the relevant Authorized Representative shall enter (and are hereby authorized to enter without the consent of any other Secured Party), at the request of the Collateral Agent, such Authorized Representative or the Company, into such amendments, supplements, modifications or restatements of this Agreement as are reasonably necessary or appropriate to reflect and facilitate such Refinancing or such incurrence and are reasonably satisfactory to the Collateral Agent and such Authorized Representative and the Company.

(c) The Collateral Agent shall not enter into any agreement or agreements that waive, amend or otherwise modify any Security Document (other than this Agreement) or any provision thereof without the written consent of the Authorized Representative of each Class of Secured Obligations (upon an affirmative vote of the Required Secured Parties of such Class, to the extent required by the terms of the applicable Secured Debt Documents).

(d) Without the consent of any Secured Party, the Collateral Agent and the Grantors, at any time and from time to time, may enter into additional pledge or Security Documents or one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Collateral Agent (it being understood that any supplement in the form of Exhibits A and B shall be deemed to be satisfactory to the Collateral Agent):

(i) to add to the covenants of the Grantors, for the benefit of the Secured Parties, or to surrender any right or power herein conferred upon the Grantors;

(ii) to pledge or grant a security interest in any property or assets that are required to be pledged, or in which a security interest is required to be granted, to the Collateral Agent pursuant to any Security Document or any other applicable Secured Debt Document (including for the avoidance of doubt, in connection with entering into definitive documentation for the Additional Secured Debt Facility;

(iii) to cure any ambiguity or omission, to correct or to supplement any provision herein or in any Security Document that may be defective or inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising hereunder or under any Security Document that shall not be inconsistent with any provision hereof or of any Security Document; provided that such amendments shall not adversely affect the interests of the Secured Parties in any material respect;

(iv) to make any change that, in the good faith opinion of the board of directors of the Company, does not materially and adversely affect the rights of any Holder under the Indenture or the Security Documents;

(v) to conform any provision to the “Description of Notes” in the Offering Memorandum;

(vi) to add an Additional Grantor; and

(vii) to add an Additional Authorized Representative.

(e) In executing, or accepting the additional trusts created by, any amendment, supplement or waiver hereto or to any other Security Document, permitted by this Agreement or such Security Document, the Collateral Agent shall receive and shall be fully protected in conclusively relying upon, an opinion of counsel or an Officer’s Certificate stating that the execution of such amendment, supplement or waiver is authorized or permitted by this Agreement or such Security Document. The Collateral Agent may, but shall not be obligated to, enter into any amendment, supplement or waiver, which adversely affects the Collateral Agent’s own rights, duties or immunities under this Agreement, such Security Document or otherwise.

SECTION 9. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent by mail, telecopy or hand delivery:

(a) If to any Grantor, to it at the address of the Company at:

AK Steel Corporation

9227 Centre Pointe Drive

West Chester, OH 45069

Telecopy: (513) 425-5580

Attention: General Counsel;

(b) If to the Collateral Agent, to it at its address at: U.S. Bank Corporate, Trust Department, 425 Walnut Street, 6th Floor, Cincinnati, OH 45202, or at such other address as shall be designated by it in a written notice to the Company and each Authorized Representative;

(c) If to the Senior Indenture Trustee, to it at its address at: U.S. Bank Corporate, Trust Department, 425 Walnut Street, 6th Floor, Cincinnati, OH 45202, or at such other address as shall be designated by it in writing to the Collateral Agent.

(d) If to any Additional Authorized Representative, to it at its address as designated in the Collateral Trust Joinder to which it is a party, or at such other address as shall be designated by it in writing to the Collateral Agent.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, when delivered by hand or five Business Days after being deposited in the mail, postage prepaid, or when telecopied or electronically transmitted, receipt acknowledged; provided, however, that any notice, request, demand or other communication to the Collateral Agent shall not be effective until received.

SECTION 10. Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

SECTION 11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12. Treatment of Payee or Indorsee by Trustee. (a) The Collateral Agent may treat the registered holder of any registered note, and the payee or indorsee of any note or debenture that is not registered, as the absolute owner thereof for all purposes hereunder and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

(b) Any person, firm, corporation or other entity that shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement or any Security Document or the Collateral shall present to the Collateral Agent such documents, including, without limitation, opinions of counsel, as the Collateral Agent may reasonably require, in order to demonstrate to the Collateral Agent the authority of such person, firm, corporation or other entity to act as the representative of such Secured Parties.

SECTION 13. Dealings with the Grantors. (a) Upon any application or demand by any Grantor to the Collateral Agent to take or permit any action under any of the provisions of this Agreement, such Grantor shall furnish to the Collateral Agent an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional certificate or opinion need be furnished.

(b) Any opinion of counsel may be based, insofar as it relates to factual matters, upon an Officer’s Certificate filed with the Collateral Agent.

SECTION 14. Claims Against the Collateral Agent. Any claims or causes of action that the holders of any Secured Obligations, the Senior Indenture Trustee, any Additional Authorized Representative or any Grantor shall have against the Collateral Agent shall survive the termination of this Agreement and the release of the Collateral hereunder.

SECTION 15. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Secured Parties, and their respective successors and assigns, and nothing herein or in any Security Document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement, any Security Document, the Collateral or the Trust Estate. All obligations of the Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Agent, the Senior Indenture Trustee, each Additional Authorized Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

SECTION 16. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

SECTION 17. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Secured Debt Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Secured Debt Documents against any Grantor or its properties in the courts of any jurisdiction.

(b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Secured Debt Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER SECURED DEBT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SECURED DEBT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

SECTION 19. Force Majeure. In no event shall the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 20. Consequential Damages. In no event shall the Collateral Agent be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 21. Termination. This Agreement shall terminate on the date upon which the Collateral Agent shall have released the Transaction Liens on the Collateral pursuant to Section 7(a)(ii); provided, however, that (x) this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any Secured Obligation, or any part thereof, is rescinded or must otherwise be restored by the Collateral Agent, any Secured Party, the Company or any other Grantor in any Bankruptcy Proceeding of the Company, any other Grantor or otherwise, and (y) the provisions of clauses (c) through (f) of Section 5 and Section 6 shall survive termination of this Agreement.

SECTION 22. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or PDF transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 23. Incorporation by Reference. In connection with its execution and acting as agent or trustee (as applicable) hereunder, each of the Collateral Agent, the Senior Indenture Trustee and other Authorized Representatives are entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to them under the Security Documents and any other applicable Secured Debt Documents.

SECTION 24. USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Collateral Agent is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Agent. The parties to this Agreement agree that they will provide the Collateral Agent with such information as it may request in order for the Collateral Agent to satisfy the requirements of the USA PATRIOT Act.

SECTION 25. Concerning The Senior Indenture Trustee. In executing this Agreement as the Senior Indenture Trustee, this Agreement has been accepted, executed and delivered by U.S. Bank National Association, in its capacity as Senior Indenture Trustee under and pursuant to the terms of the Senior Secured Note Indenture. The Senior Indenture Trustee shall be entitled to all rights, privileges, immunities and protections set forth in the Senior Secured Note Indenture in the acceptance, execution, delivery and performance of this Agreement as though fully set forth herein.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Bill Sicking
	Name:	William E. Sicking
	Title:	Vice President & Trust Officer

U.S. BANK NATIONAL ASSOCIATION, as Senior Indenture Trustee

By:	/s/ Bill Sicking
Name: William E. Sicking
Title: Vice President & Trust Officer

AK STEEL CORPORATION

By:	/s/ David E. Westcott
	Name:	David E. Westcott
	Title:	Treasurer

Exhibit A to

Collateral Trust Agreement

[FORM OF] SUPPLEMENT TO COLLATERAL TRUST AGREEMENT

Reference is made to the Collateral Trust Agreement, dated as of [            ], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among AK Steel Corporation, a Delaware corporation (the “Company” or “Grantor”), U.S. Bank National Association, as Senior Indenture Trustee, U.S. Bank National Association, as Collateral Agent, and each other Person party thereto from time to time. Terms defined in the Collateral Trust Agreement and not otherwise defined herein are as defined in the Collateral Trust Agreement.

This Supplement to Collateral Trust Agreement, dated as of             , 20     (this “Supplement to Collateral Trust Agreement”), is being delivered pursuant to Section 5(g) of the Collateral Trust Agreement.

The undersigned,                     , a                      (the “Additional Grantor”) hereby agrees to become a party to the Collateral Trust Agreement as a Grantor thereunder, for all purposes thereof on the terms set forth therein, and to be bound by all of the terms and provisions of the Collateral Trust Agreement as fully as if the Additional Grantor had executed and delivered the Collateral Trust Agreement as of the date thereof.

This Supplement to Collateral Trust Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement to Collateral Trust Agreement by facsimile or PDF transmission shall be as effective as delivery of a manually signed counterpart of this Supplement to Collateral Trust Agreement. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

This Supplement to Collateral Trust Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Additional Grantor has caused this Supplement to Collateral Trust Agreement to be duly executed by its authorized representative as of the day and year first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

The Collateral Agent acknowledges receipt of this Supplement to Collateral Trust Agreement and agrees to act as Collateral Agent with respect to the Collateral pledged by the Additional Grantor, as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Exhibit B to

Collateral Trust Agreement

[FORM OF] COLLATERAL TRUST JOINDER

Reference is made to the Collateral Trust Agreement, dated as of [            ], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among AK Steel Corporation, a Delaware corporation, (the “Company” or “Grantor”), U.S. Bank National Association, as Senior Indenture Trustee, U.S. Bank National Association, as Collateral Agent, and each other Person party thereto from time to time. Terms defined in the Collateral Trust Agreement and not otherwise defined herein are as defined in the Collateral Trust Agreement.

This Collateral Trust Joinder, dated as of             , 20     (this “Collateral Trust Joinder”), is being delivered pursuant to Section 2(b) of the Collateral Trust Agreement as a condition precedent to the incurrence of the indebtedness for which the undersigned is acting as agent being entitled to the benefits of being Secured Obligations under the Collateral Trust Agreement.

1. Joinder. The undersigned,                     , a                     , (the “New Representative”) as [trustee, administrative agent] under that certain [describe Additional Secured Debt Facility] (the “Additional Secured Debt Facility”) hereby agrees to become party as an Additional Authorized Representative and a Secured Party under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of obligations in respect of the Additional Secured Debt Facility (together with the Additional Authorized Representative, the “New Secured Parties”), hereby agrees, for the enforceable benefit of all existing and future Additional Authorized Representative, each existing and future Trustee and each existing and future Secured Party, and as a condition to being treated as Secured Obligations under the Collateral Trust Agreement that:

(a) all Secured Obligations will be and are secured equally and ratably by all Transaction Liens granted to the Collateral Agent, for the benefit of the Secured Parties, which are at any time granted by any Grantor to secure any Secured Obligations whether or not upon property otherwise constituting collateral for such Additional Secured Debt Facility, and that all Transaction Liens granted pursuant to the Security Documents will be enforceable by the Collateral Agent for the benefit of all holders of Secured Obligations equally and ratably as contemplated by the Collateral Trust Agreement;

(b) the New Representative and each other New Secured Party is bound by the terms, conditions and provisions of the Collateral Trust Agreement and the Security Documents, including, without limitation, the provisions relating to the ranking of Transaction Liens and the order of application of proceeds from the enforcement of Transaction Liens; and

(c) the New Representative shall perform its obligations under the Collateral Trust Agreement and the Security Documents.

3. Appointment of Collateral Agent. The New Representative, on behalf of itself and the New Secured Parties, hereby (a) irrevocably appoints U.S. Bank National Association as Collateral Agent for purposes of the Collateral Trust Agreement and the Security Documents, (b) irrevocably authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent in the Collateral Trust Agreement and the Security Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Collateral Agent to execute any Security Documents on behalf of all Secured Parties and to take such other actions to maintain and preserve the security interests granted pursuant to any Security Documents, and (c) acknowledges that it has received and reviewed the Collateral Trust Agreement and the Security Documents and agrees to be bound by the terms thereof. The New Representative, on behalf of the New Secured Parties, and the Collateral Agent, on behalf of the existing Secured Parties, each hereby acknowledges and agrees that the Collateral Agent in its capacity as such shall be agent on behalf of the New Representative and on behalf of all other Secured Parties.

4. Consent. The New Representative, on behalf of itself and the New Secured Parties, consents to and directs the Collateral Agent to perform its obligations under the Collateral Trust Agreement and the Security Documents.

5. Authority as Agent. The New Representative represents, warrants and acknowledges that it has the authority to bind each of the New Secured Parties to the Collateral Trust Agreement and such New Secured Parties are hereby bound by the terms, conditions and provisions of the Collateral Trust Agreement, including, without limitation, the provisions relating to the ranking of Transaction Liens and the order of application of proceeds from the enforcement of Transaction Liens.

6. Additional Authorized Representative. The Additional Authorized Representative in respect of the Additional Secured Debt Facility is [insert name of New Representative]. The address of the Additional Authorized Representative in respect of the Additional Secured Debt Facility for purposes of all notices and other communications hereunder and under the Collateral Trust Agreement is                     ,                     , Attention of                      (Facsimile No.                     , electronic mail address:                     ).

7. Officer’s Certificate. Each of the Grantors hereby certifies that the Grantors have previously delivered the Officer’s Certificate contemplated by Section 2(b)(ii) of the Collateral Trust Agreement and all other information, evidence and documentation required by Section 2(b) of the Collateral Trust Agreement, in each case in accordance with the terms of the Collateral Trust Agreement.

8. Reaffirmation of Security Interest. By acknowledging and agreeing to this Collateral Trust Joinder, each of the Grantors hereby (a) confirms and reaffirms the security interests pledged and granted pursuant to the Security Documents and grants a security interest in all of its right, title and interest in the Collateral (as defined in the applicable Security Documents), whether now owned or hereafter acquired to secure the Secured Obligations, and agrees that such pledges and grants of security interests shall continue to be in full force and effect, (b) confirms and reaffirms all of its obligations

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under its guarantees pursuant to the applicable Senior Secured Note Documents and the Additional Secured Debt Documents and agrees that such guarantees shall continue to be in full force and effect, and (c) authorizes the filing of any financing statements describing the Collateral (as defined in the applicable Security Documents) in the same manner as described in the applicable Security Documents or in any other manner as the Collateral Agent may determine is necessary or advisable to ensure the perfection of the security interests in the Collateral (as defined in the applicable Security Documents) granted to the Collateral Agent hereunder or under the applicable Security Documents.

9. Counterparts. This Collateral Trust Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Collateral Trust Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Collateral Trust Joinder by facsimile or PDF transmission shall be as effective as delivery of a manually signed counterpart of this Collateral Trust Joinder. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

10. Governing Law. THIS COLLATERAL TRUST JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

11. Miscellaneous. The provisions of Sections 8 through 24 of the Collateral Trust Agreement shall apply with like effect to this Collateral Trust Joinder.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the New Representative has caused this Collateral Trust Joinder to be duly executed by its authorized representative, and each Grantor party hereto have caused the same to be accepted by their respective authorized representatives, as of the day and year first above written.

[NEW REPRESENTATIVE]

By:
Name:
Title:

Acknowledged and agreed:

AK STEEL CORPORATION

By:
Name:
Title:

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The Collateral Agent acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Agent with respect to the Additional Secured Debt Facility in accordance with the terms of the Collateral Trust Agreement and the Security Documents.

Dated:             , 20

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

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